UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2022

FRANKLIN

U.S. LARGE CAP

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin U.S. Large Cap Equity Fund for the twelve-month reporting period ended November 30, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective March 1, 2022, Christhopher W. Floyd, CFA joined the Fund’s portfolio management team. Effective March 1, 2022, Jacqueline Kenney (formerly known as Jacqueline Hurley) is no longer a portfolio manager for the Fund.

Effective June 29, 2022, Joseph S. Giroux joined the Fund’s portfolio management team. Effective June 29, 2022, Russell Shtern is no longer a portfolio manager for the Fund. For more information, please see the Fund’s prospectus supplement dated June 29, 2022.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Franklin U.S. Large Cap Equity Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 30, 2022

Franklin U.S. Large Cap Equity Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Indexi. The Fund may invest in a variety of equity securities, including but not limited to exchange-traded and over-the-counter (“OTC”) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”). The Fund has exposure to growth and value equities of large capitalization companies. The Fund seeks to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years).

We at Franklin Advisers, Inc. (“Franklin Advisers”), the Fund’s subadviser, use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. We are part of a team that uses research in an effort to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated. We employ sector constraints to limit the Fund’s ability to overweight or underweight particular sectors. Ordinarily, no single equity exposure is expected to make up more than 5% of the Fund’s assets. However, as part of our investment process, larger companies with especially large weights in the Russell 1000 Index may be overweighted in the Fund, which may result in Fund positions of greater than 5% in those securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities as measured by the Russell 1000 Index were volatile but negative for the twelve-month reporting period ended November 30, 2022, returning -10.66%. The communication services, consumer discretionary and information technology (“IT”) sectors were especially hard hit, each with a negative return significantly worse than the Russell 1000 Index overall. The energy sector posted an exceptionally strong return of approximately 75.65%. The consumer staples and utilities sectors also posted double-digit returns.

While the U.S. joined a broader global sell-off in November 2021 driven by COVID-19 variant fears and the U.S. Federal Reserve Board (the “Fed”) pivot to combat the country’s highest inflation rates in decades, corporate fundamentals such as forward revenues, earnings and profit margins provided market support. As a result, U.S. stocks rebounded from a post-Thanksgiving “risk-off” rough patch, just as investors grew less concerned about the Omicron variant; incoming data indicated its symptoms were milder than those of other strains.

Even before Russia’s invasion of Ukraine in February, the U.S. equity market experienced a bumpy start to 2022 on the highest inflation rates since 1982 and a spike in COVID-19 Omicron variant infections. Expansions in the U.S. manufacturing and services sectors lost

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	1

Fund overview (cont’d)

some momentum amid price pressures and supply-chain snags, while consumer spending softened as inflation continued to outpace wage gains. The perceived pivot to a more hawkish stance by the Fed led to a sell-off in risk markets. Russia’s invasion of Ukraine during the last few days of February led to significant market declines, as sanctions aimed at Russia’s banks and prominent individuals, potential additional future sanctions and the war itself raised the possibility of trade disruptions and disruptions in commodity markets. Against this backdrop, the Fed raised interest rates for the first time since 2018 to help address high inflation just a few weeks after Russia’s invasion and forecast four more rate increases in 2023.

U.S. equities suffered broad-based losses during the second quarter of 2022. Investors unloaded riskier assets amid persistently elevated inflation and interest-rate hikes by the Fed that grew in size with each meeting. The market reflected a growing fear that the Fed might push the country into a recession before price stability is restored. A comparatively minor stock market rally in late June occurred despite the release of worsening economic data. The quarter capped a volatile first half of the year that saw U.S. and non-U.S. stocks, bonds and currencies jolted by surging inflation, central bank moves and the Russia-Ukraine war. Consumer expectations sank amid the worst inflation shock since the early 1970s and drew market attention toward the possibility that corporate profit margins may come under pressure in the coming quarters.

The U.S. equity market rose during the first half of the 2022’s third quarter but ended down as investors feared that the Fed’s aggressive rate hikes to combat persistently high inflation could lead to a recession. The S&P 500 Indexii stocks fell for a third consecutive quarter to 22-month lows, capped by the worst September (-9.21%) in two decades. To cool stubbornly high inflation, the Fed lifted the federal funds target rate range by 75 basis points in both July and September and the Fed indicated the latest increase will not be the last. Stocks sold off further in September as Fed Chair Jerome Powell reiterated the main points he made in his hawkish speech at Jackson Hole in late August. He stressed that monetary policy may have to be restrictive for a while to bring inflation down and that the process may be painful. He also warned of a housing market correction and said a soft landing for the economy may be less likely.

U.S. equities advanced in the final two months of the reporting period amid mixed economic signals. Following two consecutive quarters of contractions, U.S. gross domestic product (GDP) expanded at an upwardly revised annual rate of 2.9% in the third quarter, driven by growth in exports and consumer spending that was offset partly by lower housing investment. Manufacturing activity contracted for the first time since May 2020 as new orders, backlogs, exports and imports declined. The combination of a strong job market and persistently high inflation led the Fed to raise the federal funds target rate by another 75 basis points in early November, bringing it to a range of 3.75%–4.00%, the highest level since 2008. However, a weaker than expected October inflation rate boosted investor sentiment that the Fed would slow the pace of rate increases. In fact, Fed Chair Powell

2	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

indicated at the end of November that the Fed will likely reduce the pace of rate increases beginning in December.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended November 30, 2022, Class IS shares of Franklin U.S. Large Cap Equity Fund returned -11.81%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned -10.66% for the same period. The Lipper Large-Cap Core Funds Category Averageiii returned -9.63% over the same time frame.

Performance Snapshot as of November 30, 2022 (unaudited)
	6 months	12 months
Franklin U.S. Large Cap Equity Fund:
Class FI	-1.43%	-11.74%
Class I	-1.71%	-11.92%
Class IS	-1.71%	-11.81%
Russell 1000 Index	-0.48%	-10.66%
Lipper Large-Cap Core Funds Category Average	-0.13%	-9.63%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2022, the gross total annual fund operating expense ratios for Class FI, Class I and Class IS shares were 2.71%, 1.29% and 0.75%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the period was stock selection across most sectors. Selection was particularly strong in the materials, financials and energy sectors. Underweighting the communication services sector was also a major contributor, given that sector’s weak return in the Russell 1000 Index.

At the security level, the leading contributor was Steel Dynamics, which returned almost 77% for the reporting period, on a record of positive earnings’ surprises. Two energy companies, Devon Energy and Exxon Mobil, were also leading contributors, returning approximately 76% and 93% respectively, both meaningfully outperforming along with the rest of the energy sector.

Q. What were the leading detractors from performance?

A. Stock allocation decisions detracted from performance relative to the Russell 1000 Index for the reporting period, especially underweights to the non-bank portion of the financials sector and the consumer staples sector, both of which had positive returns in a negative return environment. Overweighting the IT sector also detracted. Stock selection in the communication services, consumer staples and IT sectors were also leading detractors.

At the security level, the leading detractor was an overweight to Adobe which returned -48.5%; the company declined sharply in September after announcing an expensive acquisition of a photo editing software company. Not owning Chevron, which meaningfully outperformed, was also a detractor. Overweighting Meta Platforms also detracted; from its

4	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

peak in September 2021 to a trough after its most recent earnings report in late October, the firm lost more than $750 billion in market cap. In the face of slower growth in its core social media enterprise on bad press and increased competition, Meta made a questionable pivot to the Metaverse. Large investments in this project, known as Reality Labs, have not paid off, and losses from this division are expected to expand next year.

Q. Were there any significant changes to the Fund during the period?

A. There were no significant fundamental changes to the Fund during the period.

Thank you for your investment in Franklin U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Franklin Advisers, Inc.

December 7, 2022

RISKS: Common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that invest in companies with smaller market capitalizations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Fund will also indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF, in addition to the management fees and other expenses paid by the Fund. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investments strategies.

Portfolio holdings and breakdowns are as of November 30, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2022 were: Apple Inc. (6.7%), Microsoft Corp. (4.7%), Exxon Mobil Corp. (2.4%), UnitedHealth Group Inc. (2.4%), Amazon.com Inc. (1.9%), Alphabet Inc., Class C Shares (1.9%), JPMorgan Chase & Co. (1.6%), Merck & Co. Inc. (1.6%), Pfizer Inc. (1.5%) and Steel Dynamics Inc. (1.2%). Please refer to pages 13 through 19 for a list and percentage breakdown of the Fund’s holdings.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	5

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2022 were: information technology (25.9%), health care (15.5%), financials (11.3%), consumer discretionary (9.4%) and industrials (8.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 639 funds for the six-month period and among the 621 funds for the twelve-month period in the Fund’s Lipper category including returns of capital, if any.

6	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2022 and November 30, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on June 1, 2022 and held for the six months ended November 30, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class FI	-1.43%	$1,000.00	$985.70	0.24%	$1.19	Class FI	5.00%	$1,000.00	$1,023.87	0.24%	$1.22
Class I	-1.71	1,000.00	982.90	0.77	3.83	Class I	5.00	1,000.00	1,021.21	0.77	3.90
Class IS	-1.71	1,000.00	982.90	0.70	3.48	Class IS	5.00	1,000.00	1,021.56	0.70	3.55

8	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

[1]	For the six months ended November 30, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	9

Fund performance (unaudited)

Average annual total returns[1]
	Class FI	Class I	Class IS
Twelve Months Ended 11/30/22	-11.74%	-11.92%	-11.81%
Five Years Ended 11/30/22	8.86	9.01	9.09
Ten Years Ended 11/30/22	11.64	N/A	11.92
Inception* through 11/30/22	—	9.24	—

Cumulative total returns[1]
Class FI (11/30/12 through 11/30/22)		200.65%
Class I (Inception date of 5/1/15 through 11/30/22)		95.41
Class IS (11/30/12 through 11/30/22)		208.35

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class FI, I and IS shares are April 30, 2008, May 1, 2015, and April 30, 2008, respectively.

10	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

Historical performance

Value of $10,000 invested in

Class FI Shares of Franklin U.S. Large Cap Equity Fund vs. Russell 1000 Index† — November 2012 - November 2022

Value of $1,000,000 invested in

Class IS Shares of Franklin U.S. Large Cap Equity Fund vs. Russell 1000 Index† — November 2012 - November 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	11

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class IS shares of Franklin U.S. Large Cap Equity Fund on November 30, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2022. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Index. The Russell 1000 Index (the “Index”) measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class FI and Class IS shares’ performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

12	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

Schedule of investments

November 30, 2022

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.9%
Communication Services — 6.6%
Diversified Telecommunication Services — 0.4%
AT&T Inc.	40,000	$771,200
Entertainment — 1.3%
Activision Blizzard Inc.	10,000	739,500
Electronic Arts Inc.	9,000	1,177,020
Warner Bros Discovery Inc.	62,000	706,800	*
Total Entertainment		2,623,320
Interactive Media & Services — 3.7%
Alphabet Inc., Class A Shares	22,000	2,221,780	*
Alphabet Inc., Class C Shares	36,000	3,652,200	*
Meta Platforms Inc., Class A Shares	11,000	1,299,100	*
Total Interactive Media & Services		7,173,080
Media — 1.2%
Comcast Corp., Class A Shares	40,000	1,465,600
Trade Desk Inc., Class A Shares	15,478	807,023	*
Total Media		2,272,623
Total Communication Services		12,840,223
Consumer Discretionary — 9.4%
Automobiles — 1.5%
Harley-Davidson Inc.	24,707	1,164,441
Tesla Inc.	8,802	1,713,749	*
Total Automobiles		2,878,190
Hotels, Restaurants & Leisure — 1.7%
Airbnb Inc., Class A Shares	3,726	380,574	*
Booking Holdings Inc.	576	1,197,763	*
Expedia Group Inc.	5,462	583,560	*
MGM Resorts International	21,109	778,078
Penn Entertainment Inc.	8,692	305,871	*
Total Hotels, Restaurants & Leisure		3,245,846
Household Durables — 1.3%
PulteGroup Inc.	33,276	1,490,099
Toll Brothers Inc.	23,716	1,136,234
Total Household Durables		2,626,333
Internet & Direct Marketing Retail — 2.3%
Amazon.com Inc.	38,000	3,668,520	*
eBay Inc.	16,761	761,620
Total Internet & Direct Marketing Retail		4,430,140
Multiline Retail — 0.4%
Nordstrom Inc.	34,566	724,849

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	13

Schedule of investments (cont’d)

November 30, 2022

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Specialty Retail — 2.2%
AutoZone Inc.	400	$1,031,600	*
Dick’s Sporting Goods Inc.	5,000	597,900
Home Depot Inc.	5,589	1,810,780
Ulta Beauty Inc.	2,100	976,164	*
Total Specialty Retail		4,416,444
Total Consumer Discretionary		18,321,802
Consumer Staples — 6.4%
Beverages — 0.6%
Molson Coors Beverage Co., Class B Shares	21,000	1,157,310
Food & Staples Retailing — 2.3%
Albertsons Cos. Inc., Class A Shares	47,000	984,650
Costco Wholesale Corp.	994	536,014
Kroger Co.	24,788	1,219,322
Walmart Inc.	11,510	1,754,354
Total Food & Staples Retailing		4,494,340
Food Products — 2.6%
Darling Ingredients Inc.	20,000	1,436,600	*
Flowers Foods Inc.	34,566	1,038,709
Hershey Co.	9,237	2,172,265
Tyson Foods Inc., Class A Shares	7,682	509,163
Total Food Products		5,156,737
Household Products — 0.6%
Procter & Gamble Co.	7,920	1,181,347
Personal Products — 0.3%
Coty Inc., Class A Shares	60,714	477,819	*
Total Consumer Staples		12,467,553
Energy — 5.4%
Oil, Gas & Consumable Fuels — 5.4%
APA Corp.	30,725	1,439,466
Devon Energy Corp.	19,000	1,301,880
Exxon Mobil Corp.	42,247	4,703,781
Marathon Oil Corp.	51,146	1,566,602
Valero Energy Corp.	11,173	1,492,937
Total Energy		10,504,666
Financials — 11.3%
Banks — 4.6%
Associated Banc-Corp.	39,697	976,546
Bank of America Corp.	5,085	192,467
Citizens Financial Group Inc.	30,172	1,278,689

See Notes to Financial Statements.

14	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
JPMorgan Chase & Co.	22,300	$3,081,414
Wells Fargo & Co.	39,482	1,893,162
Zions Bancorp NA	28,264	1,464,641
Total Banks		8,886,919
Capital Markets — 1.4%
Bank of New York Mellon Corp.	23,000	1,055,700
BGC Partners Inc., Class A Shares	208,586	899,006
Virtu Financial Inc., Class A Shares	32,646	724,088
Total Capital Markets		2,678,794
Consumer Finance — 1.7%
Ally Financial Inc.	19,284	520,861
Bread Financial Holdings Inc.	11,173	458,428
Discover Financial Services	16,000	1,733,760
Synchrony Financial	18,000	676,440
Total Consumer Finance		3,389,489
Diversified Financial Services — 1.9%
Apollo Global Management Inc.	13,535	939,194
Berkshire Hathaway Inc., Class B Shares	5,016	1,598,098	*
Equitable Holdings Inc.	38,407	1,219,038
Total Diversified Financial Services		3,756,330
Insurance — 1.4%
American Financial Group Inc.	5,462	776,805
American International Group Inc.	14,898	940,213
Everest Re Group Ltd.	3,000	1,013,820
Total Insurance		2,730,838
Thrifts & Mortgage Finance — 0.3%
MGIC Investment Corp.	49,664	681,887
Total Financials		22,124,257
Health Care — 15.5%
Biotechnology — 1.9%
Alkermes PLC	32,000	792,960	*
BioMarin Pharmaceutical Inc.	6,207	626,783	*
Exelixis Inc.	45,000	768,600	*
Vertex Pharmaceuticals Inc.	5,000	1,582,000	*
Total Biotechnology		3,770,343
Health Care Equipment & Supplies — 0.4%
QuidelOrtho Corp.	8,550	749,065	*
Health Care Providers & Services — 6.3%
Elevance Health Inc.	4,224	2,251,054
Henry Schein Inc.	13,000	1,051,960	*

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	15

Schedule of investments (cont’d)

November 30, 2022

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Providers & Services — continued
McKesson Corp.	3,728	$1,422,903
Molina Healthcare Inc.	5,942	2,001,087	*
Premier Inc., Class A Shares	28,928	964,749
UnitedHealth Group Inc.	8,523	4,668,559
Total Health Care Providers & Services		12,360,312
Health Care Technology — 0.6%
Veeva Systems Inc., Class A Shares	5,519	1,050,597	*
Pharmaceuticals — 6.3%
Bristol-Myers Squibb Co.	24,000	1,926,720
Jazz Pharmaceuticals PLC	8,500	1,333,735	*
Johnson & Johnson	10,000	1,780,000
Merck & Co. Inc.	27,891	3,071,357
Pfizer Inc.	58,666	2,940,926
Viatris Inc.	115,220	1,270,877
Total Pharmaceuticals		12,323,615
Total Health Care		30,253,932
Industrials — 8.6%
Aerospace & Defense — 0.7%
Lockheed Martin Corp.	3,000	1,455,570
Air Freight & Logistics — 0.8%
United Parcel Service Inc., Class B Shares	8,158	1,547,817
Building Products — 2.0%
AO Smith Corp.	12,290	746,495
Builders FirstSource Inc.	13,000	831,090	*
Carlisle Cos. Inc.	4,000	1,052,440
Owens Corning	15,000	1,332,600
Total Building Products		3,962,625
Commercial Services & Supplies — 0.7%
CoreCivic Inc.	96,228	1,277,908	*
Construction & Engineering — 0.5%
EMCOR Group Inc.	6,207	961,464
Electrical Equipment — 0.5%
Acuity Brands Inc.	4,966	935,048
Machinery — 2.0%
Crane Holdings Co.	6,700	709,798
Cummins Inc.	4,500	1,130,220
Fortive Corp.	12,290	830,189
Snap-on Inc.	4,993	1,201,316
Total Machinery		3,871,523

See Notes to Financial Statements.

16	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Professional Services — 0.6%
ManpowerGroup Inc.	6,053	$529,759
Robert Half International Inc.	9,314	733,757
Total Professional Services		1,263,516
Road & Rail — 0.8%
CSX Corp.	19,204	627,779
Ryder System Inc.	10,000	934,900
Total Road & Rail		1,562,679
Total Industrials		16,838,150
Information Technology — 25.9%
Communications Equipment — 1.7%
Arista Networks Inc.	11,522	1,605,015	*
Cisco Systems Inc.	35,000	1,740,200
Total Communications Equipment		3,345,215
Electronic Equipment, Instruments & Components — 0.4%
Avnet Inc.	15,478	699,141
IT Services — 2.9%
Accenture PLC, Class A Shares	6,206	1,867,572
Amdocs Ltd.	8,000	710,880
Cognizant Technology Solutions Corp., Class A Shares	14,000	870,940
Mastercard Inc., Class A Shares	3,806	1,356,458
Visa Inc., Class A Shares	3,864	838,488
Total IT Services		5,644,338
Semiconductors & Semiconductor Equipment — 4.2%
Applied Materials Inc.	10,000	1,096,000
Lam Research Corp.	3,744	1,768,590
NVIDIA Corp.	9,000	1,523,070
QUALCOMM Inc.	15,363	1,943,266
Texas Instruments Inc.	10,000	1,804,600
Total Semiconductors & Semiconductor Equipment		8,135,526
Software — 9.8%
Adobe Inc.	6,240	2,152,363	*
CrowdStrike Holdings Inc., Class A Shares	7,451	876,610	*
Dolby Laboratories Inc., Class A Shares	13,000	973,310
Dropbox Inc., Class A Shares	65,767	1,549,471	*
Fortinet Inc.	25,000	1,329,000	*
Manhattan Associates Inc.	10,370	1,305,998	*
Microsoft Corp.	36,000	9,185,040
Qualys Inc.	8,154	1,005,551	*

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	17

Schedule of investments (cont’d)

November 30, 2022

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Software — continued
Teradata Corp.	15,275	$521,641	*
Varonis Systems Inc.	12,290	261,040	*
Total Software		19,160,024
Technology Hardware, Storage & Peripherals — 6.9%
Apple Inc.	88,000	13,026,640
Xerox Holdings Corp.	28,709	468,244
Total Technology Hardware, Storage & Peripherals		13,494,884
Total Information Technology		50,479,128
Materials — 3.3%
Chemicals — 1.6%
CF Industries Holdings Inc.	13,919	1,505,897
Huntsman Corp.	59,534	1,653,854
Total Chemicals		3,159,751
Containers & Packaging — 0.5%
International Paper Co.	28,164	1,045,448
Metals & Mining — 1.2%
Steel Dynamics Inc.	22,143	2,301,322
Total Materials		6,506,521
Real Estate — 3.6%
Equity Real Estate Investment Trusts (REITs) — 2.3%
Gaming and Leisure Properties Inc.	12,909	679,143
Host Hotels & Resorts Inc.	64,561	1,222,785
Lamar Advertising Co., Class A Shares	16,911	1,693,468
Weyerhaeuser Co.	26,885	879,408
Total Equity Real Estate Investment Trusts (REITs)		4,474,804
Real Estate Management & Development — 1.3%
CBRE Group Inc., Class A Shares	18,597	1,480,321	*
Jones Lang LaSalle Inc.	6,894	1,159,364	*
Total Real Estate Management & Development		2,639,685
Total Real Estate		7,114,489
Utilities — 2.9%
Electric Utilities — 2.5%
Hawaiian Electric Industries Inc.	18,000	739,440
NRG Energy Inc.	22,349	948,715
Pinnacle West Capital Corp.	12,000	939,840
Portland General Electric Co.	25,460	1,253,396
PPL Corp.	34,516	1,018,912
Total Electric Utilities		4,900,303

See Notes to Financial Statements.

18	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Gas Utilities — 0.4%
National Fuel Gas Co.		11,522	$763,102
Total Utilities			5,663,405
Total Investments before Short-Term Investments (Cost — $172,089,373)			193,114,126

	Rate
Short-Term Investments — 0.5%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,036,765)	3.776%	1,036,765	1,036,765	(a)
Total Investments — 99.4% (Cost — $173,126,138)			194,150,891
Other Assets in Excess of Liabilities — 0.6%			1,160,293
Total Net Assets — 100.0%			$195,311,184

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	19

Statement of assets and liabilities

November 30, 2022

Assets:
Investments, at value (Cost — $173,126,138)	$194,150,891
Receivable for securities sold	2,347,307
Dividends receivable	689,164
Receivable for Fund shares sold	567
Prepaid expenses	15,310
Total Assets	197,203,239

Liabilities:
Payable for securities purchased	1,765,157
Investment management fee payable	88,565
Trustees’ fees payable	2,490
Service and/or distribution fees payable	16
Accrued expenses	35,827
Total Liabilities	1,892,055
Total Net Assets	$195,311,184

Net Assets:
Par value (Note 7)	$110
Paid-in capital in excess of par value	163,535,394
Total distributable earnings (loss)	31,775,680
Total Net Assets	$195,311,184

Net Assets:
Class FI	$79,433
Class I	$62,946
Class IS	$195,168,805

Shares Outstanding:
Class FI	4,433
Class I	3,542
Class IS	10,956,663

Net Asset Value:
Class FI (and redemption price)	$17.92
Class I (and redemption price)	$17.77
Class IS (and redemption price)	$17.81

See Notes to Financial Statements.

20	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

Statement of operations

For the Year Ended November 30, 2022

Investment Income:
Dividends	$2,795,449

Expenses:
Investment management fee (Note 2)	1,198,086
Fund accounting fees	66,523
Registration fees	57,279
Audit and tax fees	37,312
Legal fees	25,653
Trustees’ fees	11,630
Shareholder reports	11,090
Insurance	3,410
Commitment fees (Note 8)	538
Service and/or distribution fees (Notes 2 and 5)	235
Interest expense	68
Transfer agent fees (Note 5)	(35)
Miscellaneous expenses	7,265
Total Expenses	1,419,054
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(220,833)
Net Expenses	1,198,221
Net Investment Income	1,597,228

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 9):
Net Realized Gain From Investment Transactions	42,127,790
Change in Net Unrealized Appreciation (Depreciation) From Investments	(53,419,707)
Net Loss on Investments	(11,291,917)
Decrease in Net Assets From Operations	$(9,694,689)

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	21

Statements of changes in net assets

For the Years Ended November 30,	2022	2021

Operations:
Net investment income	$1,597,228	$2,184,879
Net realized gain	42,127,790	355,908,736
Change in net unrealized appreciation (depreciation)	(53,419,707)	(180,715,979)
Increase (Decrease) in Net Assets From Operations	(9,694,689)	177,377,636

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(45,000,056)	(43,877,204)
Decrease in Net Assets From Distributions to Shareholders	(45,000,056)	(43,877,204)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	198,940,899	27,209,781
Reinvestment of distributions	44,970,465	43,876,283
Cost of shares repurchased	(73,767,180)	(113,482,678)
Shares redeemed in-kind (Note 9)	(111,391,121)	(585,489,548)
Increase (Decrease) in Net Assets From Fund Share Transactions	58,753,063	(627,886,162)
Increase (Decrease) in Net Assets	4,058,318	(494,385,730)

Net Assets:
Beginning of year	191,252,866	685,638,596
End of year	$195,311,184	$191,252,866

See Notes to Financial Statements.

22	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class FI Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$24.84	$19.80	$18.93	$19.84	$20.48

Income (loss) from operations:
Net investment income	0.15	0.03	0.12	0.14	0.23
Net realized and unrealized gain (loss)	(2.42)	6.23	2.27	1.48	0.49
Total income (loss) from operations	(2.27)	6.26	2.39	1.62	0.72

Less distributions from:
Net investment income	—	(0.15)	(0.15)	(0.23)	(0.24)
Net realized gains	(4.65)	(1.07)	(1.37)	(2.30)	(1.12)
Total distributions	(4.65)	(1.22)	(1.52)	(2.53)	(1.36)

Net asset value, end of year	$17.92	$24.84	$19.80	$18.93	$19.84
Total return[2]	(11.74)%	32.51%	13.62%	11.04%[3]	3.62%

Net assets, end of year (000s)	$79	$152	$93	$60	$50

Ratios to average net assets:
Gross expenses	0.84%	2.71%	2.32%	1.36%	0.82%
Net expenses[4,5]	0.71	1.05	1.05	1.05	0.78
Net investment income	0.79	0.14	0.71	0.81	1.15

Portfolio turnover rate	67%[6]	38%[6]	42%	54%[6]	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 10.98% for the year ended November 30, 2019.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$24.71	$19.72	$18.84	$19.73	$20.40

Income (loss) from operations:
Net investment income	0.13	0.09	0.18	0.20	0.24
Net realized and unrealized gain (loss)	(2.42)	6.18	2.25	1.46	0.50
Total income (loss) from operations	(2.29)	6.27	2.43	1.66	0.74

Less distributions from:
Net investment income	—	(0.21)	(0.18)	(0.25)	(0.29)
Net realized gains	(4.65)	(1.07)	(1.37)	(2.30)	(1.12)
Total distributions	(4.65)	(1.28)	(1.55)	(2.55)	(1.41)

Net asset value, end of year	$17.77	$24.71	$19.72	$18.84	$19.73
Total return[2]	(11.92)%	32.78%	13.96%	11.33%[3]	3.74%

Net assets, end of year (000s)	$63	$83	$63	$55	$15,607

Ratios to average net assets:
Gross expenses	0.91%	1.29%	0.80%	0.74%	0.74%
Net expenses[4,5]	0.79	0.80	0.76	0.70	0.70
Net investment income	0.72	0.38	1.03	1.14	1.22

Portfolio turnover rate	67%[6]	38%[6]	42%	54%[6]	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 9.73% for the year ended November 30, 2019.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$24.73	$19.73	$18.87	$19.74	$20.41

Income (loss) from operations:
Net investment income	0.17	0.09	0.19	0.21	0.24
Net realized and unrealized gain (loss)	(2.44)	6.21	2.25	1.47	0.50
Total income (loss) from operations	(2.27)	6.30	2.44	1.68	0.74

Less distributions from:
Net investment income	—	(0.23)	(0.21)	(0.25)	(0.29)
Net realized gains	(4.65)	(1.07)	(1.37)	(2.30)	(1.12)
Total distributions	(4.65)	(1.30)	(1.58)	(2.55)	(1.41)

Net asset value, end of year	$17.81	$24.73	$19.73	$18.87	$19.74
Total return[2]	(11.81)%	32.93%	13.98%	11.44%[3]	3.74%

Net assets, end of year (millions)	$195	$191	$685	$862	$660

Ratios to average net assets:
Gross expenses	0.83%	0.75%	0.74%	0.74%	0.74%
Net expenses[4,5]	0.70	0.70	0.70	0.70	0.70
Net investment income	0.93	0.40	1.11	1.18	1.21

Portfolio turnover rate	67%[6]	38%[6]	42%	54%[6]	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended November 30, 2019.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Franklin U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily

26	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	27

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$193,114,126	—	—	$193,114,126
Short-Term Investments†	1,036,765	—	—	1,036,765
Total Investments	$194,150,891	—	—	$194,150,891

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

28	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(33,546,932)	$33,546,932

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	29

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Franklin Advisers a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.05%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

During the year ended November 30, 2022, fees waived and/or expenses reimbursed amounted to $220,833.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

30	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of November 30, 2022, Franklin Resources and its affiliates owned 99.93% of the Fund.

3. Investments

During the year ended November 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$245,617,376
Sales	120,936,582	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $110,437,091 (Note 9).

At November 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$173,175,916	$25,911,623	$(4,936,648)	$20,974,975

4. Derivative instruments and hedging activities

During the year ended November 30, 2022, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class FI	$235	$(245)
Class I	—	42
Class IS	—	168
Total	$235	$(35)

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	31

Notes to financial statements (cont’d)

For the year ended November 30, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI	$121
Class I	82
Class IS	220,630
Total	$220,833

6. Distributions to shareholders by class

	Year Ended November 30, 2022	Year Ended November 30, 2021
Net Investment Income:
Class FI	—	$681
Class I	—	666
Class IS	—	7,848,713
Total	—	$7,850,060

Net Realized Gains:
Class FI	$28,415	$5,090
Class I	34,094	3,474
Class IS	44,937,547	36,018,580
Total	$45,000,056	$36,027,144

7. Shares of beneficial interest

At November 30, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2022		Year Ended November 30, 2021
	Shares	Amount	Shares	Amount
Class FI
Shares sold	401	$7,374	1,473	$36,686
Shares issued on reinvestment	692	14,405	249	5,516
Shares repurchased	(2,764)	(53,254)	(293)	(6,386)
Net increase (decrease)	(1,671)	$(31,475)	1,429	$35,816

32	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

	Year Ended November 30, 2022		Year Ended November 30, 2021
	Shares	Amount	Shares	Amount

Class I
Shares sold	4,172	$103,280	148	$3,500
Shares issued on reinvestment	895	18,513	157	3,474
Shares repurchased	(4,876)	(102,589)	(148)	(3,558)
Net increase	191	$19,204	157	$3,416

Class IS
Shares sold	10,982,015	$198,830,245	1,272,206	$27,169,595
Shares issued on reinvestment	2,169,848	44,937,547	2,015,723	43,867,293
Shares repurchased	(3,756,098)	(73,611,337)	(5,031,370)	(113,472,734)
Shares redeemed in-kind	(6,164,423)	(111,391,121)	(25,269,294)	(585,489,548)
Net increase (decrease)	3,231,342	$58,765,334	(27,012,735)	$(627,925,394)

8. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended November 30, 2022.

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the years ended November 30, 2022 and November 30, 2021, the Fund had redemptions in-kind with total proceeds in the amount of $111,391,121 and $585,489,548, respectively. The net realized gain on these redemptions in-kind amounted to $34,062,795 and $263,637,310, respectively, which were not realized for tax purposes.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$46,936	$29,100,383
Net long-term capital gains	44,953,120	14,776,821
Total distributions paid	$45,000,056	$43,877,204

As of November 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$3,077,036
Undistributed long-term capital gains — net	9,475,482
Total undistributed earnings	$12,552,518
Deferred capital losses*	(1,746,261)
Other book/tax temporary differences(a)	(5,552)
Unrealized appreciation (depreciation)(b)	20,974,975
Total distributable earnings (loss) — net	$31,775,680

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of

34	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

Franklin U.S. Large Cap Equity Fund 2022 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of Franklin U.S. Large Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin U.S. Large Cap Equity Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 17, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

36	Franklin U.S. Large Cap Equity Fund 2022 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin U.S. Large Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Franklin U.S. Large Cap Equity Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

38	Franklin U.S. Large Cap Equity Fund

Independent Trustees† (cont’d)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Franklin U.S. Large Cap Equity Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 128 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	128
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

40	Franklin U.S. Large Cap Equity Fund

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Franklin U.S. Large Cap Equity Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42	Franklin U.S. Large Cap Equity Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2022:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$44,953,120

Franklin U.S. Large Cap Equity Fund	43

Franklin

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Franklin U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

Franklin U.S. Large Cap Equity Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

* For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FDXX011558 1/23 SR22-4562

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2021 and November 30, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $68,121 in November 30, 2021 and $68,121 in November 30, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2021 and $0 in November 30, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in November 30, 2021 and $20,000 in November 30, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in November 30, 2021 and $0 in November 30, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an

“Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $1,558,348 in November 30, 2021 and $785,604 in November 30, 2022.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 20, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 20, 2023